                                                                   EXHIBIT 99.42

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]                     SERIES 2005-WMC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,791,661,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                               JANUARY [20], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]                     SERIES 2005-WMC1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $ 205,305,099
Aggregate Original Principal Balance      $ 205,731,619
Number of Mortgage Loans                            566

                                             MINIMUM         MAXIMUM        AVERAGE (1)
                                             -------         -------        -----------
Original Principal Balance                $      50,000     $820,000         $363,483
Outstanding Principal Balance             $       3,411     $820,000         $362,730

                                             MINIMUM         MAXIMUM     WEIGHTED AVERAGE (2)
                                             -------         -------     --------------------
Original Term (mos)                             360              360             360
Stated remaining Term (mos)                     352              366             355
Loan Age (mos)                                    4                8               5
Current Interest Rate                         4.500%           8.490%          6.064%
Initial Interest Rate Cap                     1.000%           5.000%          3.238%
Periodic Rate Cap                             1.000%           2.000%          1.004%
Gross Margin                                  4.000%           8.375%          5.631%
Maximum Mortgage Rate                        11.000%          14.990%         12.557%
Minimum Mortgage Rate                         4.500%           8.490%          6.064%
Months to Roll                                   16               55              24
Original Loan-to-Value                        38.56%           95.00%          81.61%
Credit Score (3)                                557              806             669

                                           EARLIEST        LATEST
                                           --------        ------
Maturity Date                             05/01/2034     09/01/2034

                                           PERCENT OF                                PERCENT OF
LIEN POSITION                             MORTGAGE POOL  YEAR OF ORIGINATION       MORTGAGE POOL
1st Lien                                     100.00%     2003                               0.00%
2nd Lien                                       0.00      2004                             100.00

OCCUPANCY                                                LOAN PURPOSE
Primary                                       98.64%     Purchase                          53.78%
Second Home                                    1.36      Refinance - Rate/Term             12.72
Investment                                     0.00      Refinance -Cashout                33.49

LOAN TYPE                                                PROPERTY TYPE
Fixed Rate                                     0.00%     Single Family                     74.54%
ARM                                          100.00      Townhouse                          0.00
                                                         Condominium                        6.89
AMORTIZATION TYPE                                        Two- to Four-Family                2.72
Fully Amortizing                               0.00%     Manufactured Housing               0.00
Interest Only                                100.00      Planned Unit Development          15.84
Balloon                                        0.00

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

     RANGE           NUMBER       AGGREGATE        PERCENT                 WEIGHTED     AVERAGE     WEIGHTED      PERCENT
      OF              OF          PRINCIPAL           OF       WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE      FULL OR
    MORTGAGE        MORTGAGE       BALANCE         MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    ALTERNATIVE
     RATES           LOANS       OUTSTANDING         POOL       COUPON       SCORE    OUTSTANDING       LTV          DOC
---------------------------------------------------------------------------------------------------------------------------
5.500% or less         127      $ 50,601,462        24.65%      5.276%        697       $398,437      78.65%      76.11%
5.501% to 6.000%       181        62,589,353        30.49       5.846         673        345,798      80.96       73.60
6.001% to 6.500%       134        46,900,428        22.84       6.309         656        350,003      81.87       67.37
6.501% to 7.000%        96        34,550,967        16.83       6.813         647        359,906      85.05       54.40
7.001% to 7.500%        16         6,411,029         3.12       7.304         647        400,689      87.06       63.15
7.501% to 8.000%         8         3,199,662         1.56       7.835         627        399,958      87.27       50.78
8.001% to 8.500%         4         1,052,198         0.51       8.398         651        263,049      88.31       78.10
                       ---      ------------       ------       -----         ---       --------      -----       -----
TOTAL:                 566      $205,305,099       100.00%      6.064%        669       $362,730      81.61%      68.91%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 8.490% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.064% per annum.

REMAINING MONTHS TO STATED MATURITY

                            NUMBER      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                              OF        PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF                   MORTGAGE      BALANCE      MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL  ALTERNATIVE
REMAINING TERMS (MONTHS)    LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV        DOC
-----------------------------------------------------------------------------------------------------------------------
349 to 360                   566      $205,305,099     100.00%    6.064%      669      $362,730    81.61%    68.91%
                             ---      ------------     ------     -----       ---      --------    -----     -----
TOTAL:                       566      $205,305,099     100.00%    6.064%      669      $362,730    81.61%    68.91%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 352 months to 356 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 355 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                               NUMBER     AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED    PERCENT
                                 OF       PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE     FULL OR
RANGE OF ORIGINAL MORTGAGE    MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT       BALANCE     ORIGINAL  ALTERNATIVE
LOAN PRINCIPAL BALANCES        LOANS     OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING     LTV         DOC
-------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                  1      $     50,000        0.02%      7.000%       602      $ 50,000       76.92%      100.00%
$50,001 to $100,000             17         1,478,238        0.72       6.233        659        86,955       80.45       100.00
$100,001 to $150,000            41         5,124,724        2.50       6.197        673       124,993       82.71        72.11
$150,001 to $200,000            44         7,914,854        3.86       6.076        668       179,883       80.71        88.17
$200,001 to $250,000            53        11,835,768        5.76       6.089        665       223,316       80.42        75.64
$250,001 to $300,000            41        11,297,445        5.50       6.074        666       275,547       82.05        90.08
$300,001 to $350,000            48        15,580,499        7.59       5.990        670       324,594       81.90        68.57
$350,001 to $400,000            94        34,888,032       16.99       6.034        661       371,149       82.79        74.50
$400,001 to $450,000            67        28,523,773       13.89       6.103        666       425,728       81.54        58.01
$450,001 to $500,000            57        27,202,661       13.25       6.058        676       477,240       82.14        68.46
$500,001 to $550,000            43        22,558,799       10.99       5.962        673       524,623       82.27        63.02
$550,001 to $600,000            23        13,274,659        6.47       6.031        676       577,159       82.82        56.80
$600,001 to $650,000            13         8,098,098        3.94       6.294        671       622,931       79.75        53.72
$650,001 to $700,000             7         4,767,692        2.32       5.884        716       681,099       83.86       100.00
$700,001 to $750,000            12         8,729,256        4.25       6.086        664       727,438       77.30        57.57
$750,001 to $800,000             4         3,160,601        1.54       6.225        627       790,150       71.36        75.73
$800,001 to $850,000             1           820,000        0.40       6.990        652       820,000       80.00         0.00
                               ---      ------------      ------       -----        ---      --------       -----       ------
TOTAL:                         566      $205,305,099      100.00%      6.064%       669      $362,730       81.61%       68.91%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $3,411 to approximately $820,000 and the average outstanding principal balance of the Mortgage Loans was approximately $362,730.

PRODUCT TYPES

                                  NUMBER      AGGREGATE                             WEIGHTED       AVERAGE   WEIGHTED      PERCENT
                                    OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE       PRINCIPAL   AVERAGE      FULL OR
                                 MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT        BALANCE    ORIGINAL   ALTERNATIVE
      PRODUCT TYPES               LOANS      OUTSTANDING       POOL       COUPON     SCORE       OUTSTANDING     LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR Loans - 60 Month IO     488      $176,080,149       85.77%      6.076%     669          $360,820    81.88%       67.37%
5/25 LIBOR Loans - 60 Month IO      78        29,224,950       14.23       5.989      671           374,679    80.01        78.14
                                   ---      ------------      ------       -----      ---          --------    -----        -----
TOTAL:                             566      $205,305,099      100.00%      6.064%     669          $362,730    81.61%       68.91%

ADJUSTMENT TYPE

                        NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED      PERCENT
                          OF        PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE       FULL OR
                       MORTGAGE      BALANCE        MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL    ALTERNATIVE
ADJUSTMENT TYPE         LOANS      OUTSTANDING        POOL       COUPON      SCORE     OUTSTANDING      LTV          DOC
----------------------------------------------------------------------------------------------------------------------------
ARM                      566       $205,305,099     100.00%      6.064%       669        $362,730      81.61%       68.91%
                         ---       ------------     ------       -----        ---        --------      -----        -----
TOTAL:                   566       $205,305,099     100.00%      6.064%       669        $362,730      81.61%       68.91%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES


                              NUMBER      AGGREGATE                            WEIGHTED      AVERAGE    WEIGHTED        PERCENT
                                OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE        FULL OR
                             MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT       BALANCE    ORIGINAL      ALTERNATIVE
GEOGRAPHIC DISTRIBUTION       LOANS      OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING     LTV             DOC
---------------------------------------------------------------------------------------------------------------------------------
Arizona                        19      $  3,715,658        1.81%       6.358%     669       $195,561      82.13%         76.26%
California                    419       169,033,674       82.33        6.025      670        403,422      81.30          69.28
Colorado                        2           373,593        0.18        6.480      660        186,796      80.00         100.00
Connecticut                     4         1,714,400        0.84        6.305      678        428,600      80.00          59.26
Delaware                        1           320,000        0.16        6.125      631        320,000      80.00           0.00
District of Columbia            1           279,200        0.14        5.250      653        279,200      80.00         100.00
Florida                        18         4,155,548        2.02        6.149      666        230,864      83.25          84.76
Georgia                         1           291,917        0.14        7.250      602        291,917      94.81         100.00
Idaho                           2           667,999        0.33        6.256      660        334,000      80.00          11.38
Illinois                        9         2,397,029        1.17        6.586      680        266,337      87.70          47.60
Kansas                          1           113,198        0.06        6.500      646        113,198      80.00         100.00
Maryland                       22         5,586,089        2.72        6.475      656        253,913      83.33          82.28
Michigan                        3           431,700        0.21        5.912      673        143,900      80.00         100.00
Minnesota                       1           176,193        0.09        7.000      669        176,193      94.99         100.00
Nevada                         12         3,412,628        1.66        6.279      655        284,386      83.65          76.26
New Hampshire                   1           195,868        0.10        6.375      648        195,868      80.00           0.00
New York                        5         2,013,912        0.98        6.258      685        402,782      87.74          41.34
North Carolina                  3           297,581        0.14        6.340      681         99,194      80.00          61.62
Ohio                            4         1,072,409        0.52        6.223      692        268,102      80.72          72.40
Oregon                          3           541,752        0.26        5.762      673        180,584      81.00          33.31
Pennsylvania                    1            50,000        0.02        7.000      602         50,000      76.92         100.00
Rhode Island                    1           220,000        0.11        6.750      665        220,000      80.00           0.00
South Carolina                  1           322,200        0.16        6.300      680        322,200      90.00         100.00
Texas                           8         1,850,802        0.90        5.738      655        231,350      81.76          79.08
Utah                            3           324,738        0.16        6.180      644        108,246      80.00          68.96
Virginia                       10         2,948,140        1.44        6.134      659        294,814      79.60          64.45
Washington                     10         2,710,953        1.32        5.859      652        271,095      84.20          32.47
Wisconsin                       1            87,918        0.04        5.990      664         87,918      80.00         100.00
                              ---      ------------      ------        -----      ---       --------      -----         ------
TOTAL:                        566      $205,305,099      100.00%       6.064%     669       $362,730      81.61%         68.91%

No more than approximately 1.85% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                          NUMBER      AGGREGATE                           WEIGHTED     AVERAGE       WEIGHTED      PERCENT
                            OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL      AVERAGE      FULL OR
RANGE OF ORIGINAL        MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL    ALTERNATIVE
LOAN-TO-VALUE RATIOS      LOANS      OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING       LTV          DOC
----------------------------------------------------------------------------------------------------------------------------
50.00% or less               2      $    809,500      0.39%      4.928%      717        $404,750       41.28%      100.00%
55.01% to 60.00%             3         1,464,231      0.71       6.122       651         488,077       57.43        48.78
60.01% to 65.00%             4         2,078,750      1.01       5.617       648         519,688       63.22        75.77
65.01% to 70.00%            11         4,118,548      2.01       5.593       655         374,413       68.98        80.22
70.01% to 75.00%            18         7,604,949      3.70       5.573       672         422,497       72.67        80.32
75.01% to 80.00%           382       132,638,511     64.61       5.955       674         347,221       79.89        65.85
80.01% to 85.00%            27        11,881,246      5.79       6.158       677         440,046       83.85        70.25
85.01% to 90.00%            84        32,154,474     15.66       6.488       651         382,791       89.77        75.81
90.01% to 95.00%            35        12,554,889      6.12       6.632       662         358,711       94.78        70.85
                           ---      ------------    ------       -----       ---        --------      -----        ------
TOTAL:                     566      $205,305,099    100.00%      6.064%      669        $362,730      81.61%        68.91%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 38.56% to 95.00%.

LOAN PURPOSE

                           NUMBER        AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                             OF          PRINCIPAL      PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      FULL OR
                          MORTGAGE        BALANCE        MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
LOAN PURPOSE               LOANS        OUTSTANDING        POOL      COUPON     SCORE    OUTSTANDING      LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------
Purchase                    319        $110,418,519       53.78%      5.946%     681       $346,140      80.97%      71.43%
Refinance - Cashout         176          68,766,858       33.49       6.218      656        390,721      82.01       63.20
Refinance - Rate Term        71          26,119,722       12.72       6.154      652        367,883      83.28       73.28
                            ---        ------------      ------       -----      ---       --------      -----       -----
TOTAL:                      566        $205,305,099      100.00%      6.064%     669       $362,730      81.61%      68.91%

PROPERTY TYPE

                            NUMBER      AGGREGATE                               WEIGHTED     AVERAGE     WEIGHTED      PERCENT
                              OF        PRINCIPAL      PERCENT OF     WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE       FULL OR
                           MORTGAGE      BALANCE        MORTGAGE       AVERAGE   CREDIT      BALANCE     ORIGINAL    ALTERNATIVE
PROPERTY TYPE               LOANS      OUTSTANDING        POOL         COUPON    SCORE     OUTSTANDING      LTV          DOC
--------------------------------------------------------------------------------------------------------------------------------
Single Family                413      $153,043,988       74.54%         6.068%    667        $370,567      81.66%       65.63%
Condominium                   47        14,154,990        6.89          5.814     685         301,170      81.11        86.11
Two- to Four-Family           12         5,592,477        2.72          6.633     676         466,040      81.40        84.15
Planned Unit Development      94        32,513,643       15.84          6.054     671         345,890      81.65        74.23
                             ---      ------------      ------          -----     ---        --------      -----        -----
TOTAL:                       566      $205,305,099      100.00%         6.064%    669        $362,730      81.61%       68.91%

DOCUMENTATION

                            NUMBER        AGGREGATE                            WEIGHTED   AVERAGE      WEIGHTED     PERCENT
                              OF          PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE      FULL OR
                           MORTGAGE        BALANCE       MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
DOCUMENTATION               LOANS        OUTSTANDING       POOL       COUPON    SCORE    OUTSTANDING      LTV          DOC
-----------------------------------------------------------------------------------------------------------------------------
Full Documentation           383        $131,122,627       63.87%     5.987%     668       $342,357       81.59%     100.00%
Limited Documentation         86          35,154,299       17.12      6.056      665        408,771       81.33        0.00
Streamlined Documentation     29          10,382,818        5.06      6.333      709        358,028       80.35        0.00
Full/Alt Documentation        26          10,344,636        5.04      6.119      660        397,871       83.01      100.00
Lite Documentation            23           9,852,727        4.80      6.324      658        428,379       82.63        0.00
Stated Documentation          19           8,447,991        4.11      6.591      671        444,631       81.83        0.00
                             ---        ------------      -------     -----      ---       --------       -----      ------
TOTAL:                       566        $205,305,099      100.00%     6.064%     669       $362,730       81.61%      68.91%

OCCUPANCY

                 NUMBER       AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED      PERCENT
                   OF         PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE      FULL OR
                MORTGAGE       BALANCE       MORTGAGE     AVERAGE   CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
OCCUPANCY        LOANS       OUTSTANDING       POOL       COUPON    SCORE     OUTSTANDING      LTV          DOC
-------------------------------------------------------------------------------------------------------------------
Primary           554       $202,522,224       98.64%     6.063%     668       $365,564       81.59%       68.54%
Second Home        12          2,782,875        1.36      6.122      708        231,906       83.64        95.83
                  ---       ------------      ------      -----      ---       --------       -----        -----
TOTAL:            566       $205,305,099      100.00%     6.064%     669       $362,730       81.61%       68.91%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                     NUMBER        AGGREGATE                               WEIGHTED       AVERAGE      WEIGHTED       PERCENT
                       OF          PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE       PRINCIPAL      AVERAGE       FULL OR
MORTGAGE LOANS AGE   ORTGAGE        BALANCE      MORTGAGE      AVERAGE      CREDIT        BALANCE       ORIGINAL    ALTERNATIVE
(MONTHS)             LOANS        OUTSTANDING      POOL        COUPON       SCORE       OUTSTANDING        LTV          DOC
-------------------------------------------------------------------------------------------------------------------------------
4                       2        $    718,314       0.35%      6.899%        688          $359,157        85.90%       35.50%
5                     315         115,319,597      56.17       6.109         668           366,094        81.70        65.19
6                     220          79,537,647      38.74       5.978         671           361,535        81.44        76.27
7                      28           9,160,741       4.46       6.180         663           327,169        81.81        58.67
8                       1             568,800       0.28       6.000         656           568,800        80.00         0.00
                      ---        ------------     ------       -----         ---          --------        -----        -----
TOTAL:                566        $205,305,099     100.00%      6.064%        669          $362,730        81.61%       68.91%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                          NUMBER      AGGREGATE                             WEIGHTED     AVERAGE       WEIGHTED      PERCENT
                            OF        PRINCIPAL    PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL      AVERAGE      FULL OR
ORIGINAL PREPAYMENT      MORTGAGE      BALANCE      MORTGAGE    AVERAGE      CREDIT      BALANCE       ORIGINAL   ALTERNATIVE
PENALTY TERM              LOANS      OUTSTANDING      POOL       COUPON       SCORE    OUTSTANDING       LTV          DOC
-----------------------------------------------------------------------------------------------------------------------------
None                        72      $ 22,215,955      10.82%     6.662%        665       $308,555       84.57%       60.90%
12 Months                   20         8,249,674       4.02      6.627         663        412,484       81.66        64.44
24 Months                  412       150,695,444      73.40      5.963         669        365,766       81.54        69.09
36 Months                   62        24,144,025      11.76      5.952         671        389,420       79.31        76.63
                           ---      ------------     ------      -----         ---       --------       -----        -----
TOTAL:                     566      $205,305,099     100.00%     6.064%        669       $362,730       81.61%       68.91%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

CREDIT SCORES

                           NUMBER     AGGREGATE                            WEIGHTED      AVERAGE      WEIGHTED     PERCENT
                             OF       PRINCIPAL   PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL  ALTERNATIVE
RANGE OF CREDIT SCORES     LOANS     OUTSTANDING    POOL       COUPON       SCORE      OUTSTANDING      LTV         DOC
---------------------------------------------------------------------------------------------------------------------------
557 to 575                    1     $    144,000     0.07%     6.250%        557        $144,000       80.00%      100.00%
576 to 600                   26        8,763,111     4.27      6.543         590         337,043       82.62        69.45
601 to 625                   79       28,229,119    13.75      6.469         614         357,331       82.84        80.99
626 to 650                  115       39,752,721    19.36      6.186         639         345,676       81.69        72.31
651 to 675                  135       49,623,339    24.17      6.103         663         367,580       81.93        63.04
676 to 700                   82       31,089,946    15.14      5.965         688         379,146       82.17        66.07
701 to 725                   53       20,426,327     9.95      5.716         711         385,402       79.35        57.23
726 to 750                   29       11,723,876     5.71      5.509         737         404,272       80.16        70.74
751 to 775                   32       11,291,035     5.50      5.718         760         352,845       80.11        71.39
776 to 800                   13        3,888,297     1.89      5.623         785         299,100       81.13        87.14
801 to 806                    1          373,328     0.18      5.600         806         373,328       90.00       100.00
                            ---     ------------   ------      -----         ---        --------       -----       ------
TOTAL:                      566     $205,305,099   100.00%     6.064%        669        $362,730       81.61%       68.91%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 557 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 669.

CREDIT GRADE

                  NUMBER      AGGREGATE                                 WEIGHTED      AVERAGE     WEIGHTED      PERCENT
                    OF        PRINCIPAL     PERCENT OF      WEIGHTED    AVERAGE      PRINCIPAL    AVERAGE       FULL OR
                 MORTGAGE      BALANCE       MORTGAGE        AVERAGE     CREDIT       BALANCE     ORIGINAL    ALTERNATIVE
CREDIT GRADE      LOANS      OUTSTANDING       POOL          COUPON      SCORE      OUTSTANDING      LTV          DOC
-------------------------------------------------------------------------------------------------------------------------
AA                 397      $146,051,728      71.14%         5.939%       689         $367,888      81.22%       66.27%
A                  145        52,241,762      25.45          6.356        624          360,288      82.68        74.10
A-                  24         7,011,609       3.42          6.488        598          292,150      81.81        85.15
                   ---      ------------     ------          -----        ---         --------      -----        -----
TOTAL:             566      $205,305,099     100.00%         6.064%       669         $362,730      81.61%       68.91%

GROSS MARGINS

                      NUMBER        AGGREGATE                             WEIGHTED      AVERAGE      WEIGHTED     PERCENT
                        OF          PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE      FULL OR
RANGE OF             MORTGAGE        BALANCE       MORTGAGE     AVERAGE    CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
GROSS MARGINS         LOANS        OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING       LTV         DOC
---------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%         1        $    395,920        0.19%     4.500%       684        $395,920       80.00%      100.00%
4.001% to 4.500%         6           2,569,099        1.25      5.187        724         428,183       77.49        67.72
4.501% to 5.000%       106          37,644,204       18.34      5.571        679         355,134       78.93        74.84
5.001% to 5.500%       178          66,473,818       32.38      5.835        672         373,448       79.87        74.20
5.501% to 6.000%       141          49,676,007       24.20      6.177        669         352,312       81.65        66.61
6.001% to 6.500%        82          29,147,176       14.20      6.554        660         355,453       83.85        52.91
6.501% to 7.000%        38          13,550,051        6.60      6.845        644         356,580       88.69        64.29
7.001% to 7.500%         6           2,726,193        1.33      7.275        642         454,366       93.58        82.23
7.501% to 8.000%         7           2,892,230        1.41      6.872        664         413,176       93.02        82.11
8.001% to 8.500%         1             230,400        0.11      8.375        693         230,400       80.00         0.00
                       ---        ------------      ------      -----        ---        --------       -----       ------
TOTAL:                 566        $205,305,099      100.00%     6.064%       669        $362,730       81.61%       68.91%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 8.375% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.631 % per annum.

MAXIMUM MORTGAGE RATES

                          NUMBER       AGGREGATE                             WEIGHTED     AVERAGE        WEIGHTED       PERCENT
                            OF         PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL      AVERAGE         FULL OR
RANGE OF MAXIMUM         MORTGAGE       BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE        ORIGINAL     ALTERNATIVE
MORTGAGE RATES            LOANS       OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING        LTV            DOC
---------------------------------------------------------------------------------------------------------------------------------
11.500% or less             30       $ 11,600,951        5.65%     4.959%       713       $386,698        75.42%         76.79%
11.501% to 12.000%          99         39,947,743       19.46      5.381        692        403,513        79.63          75.47
12.001% to 12.500%         180         62,053,003       30.22      5.850        673        344,739        80.89          74.02
12.501% to 13.000%         134         46,931,320       22.86      6.315        656        350,234        82.06          67.39
13.001% to 13.500%          95         34,109,194       16.61      6.813        647        359,044        84.98          53.81
13.501% to 14.000%          16          6,411,029        3.12      7.304        647        400,689        87.06          63.15
14.001% to 14.500%           8          3,199,662        1.56      7.835        627        399,958        87.27          50.78
14.501% to 15.000%           4          1,052,198        0.51      8.398        651        263,049        88.31          78.10
------------------         ---       ------------      ------      -----        ---       --------        -----          -----
TOTAL:                     566       $205,305,099      100.00%     6.064%       669       $362,730        81.61%         68.91%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 14.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.557% per annum.

NEXT ADJUSTMENT DATE

                         NUMBER      AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED    PERCENT
                           OF        PRINCIPAL     PERCENT OF  WEIGHTED     AVERAGE     PRINCIPAL    AVERAGE     FULL OR
NEXT RATE               MORTGAGE      BALANCE       MORTGAGE    AVERAGE      CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
ADJUSTMENT DATE          LOANS      OUTSTANDING       POOL      COUPON       SCORE     OUTSTANDING     LTV         DOC
--------------------------------------------------------------------------------------------------------------------------
May 2006                    1      $    568,800       0.28%     6.000%        656        $568,800     80.00%       0.00%
June 2006                  24         8,484,873       4.13      6.148         663         353,536     81.95       61.93
July 2006                 186        67,454,465      32.86      5.958         672         362,658     81.38       76.31
August 2006               275        98,853,697      48.15      6.145         667         359,468     82.19       62.36
September 2006              2           718,314       0.35      6.899         688         359,157     85.90       35.50
May 2009                    1           195,868       0.10      6.375         648         195,868     80.00        0.00
June 2009                   4           928,000       0.45      6.589         669         232,000     80.00       61.21
July 2009                  33        11,635,181       5.67      6.073         666         352,581     81.83       75.10
August 2009                40        16,465,901       8.02      5.892         675         411,648     78.73       82.16
                          ---      ------------     ------      -----         ---        --------     -----       -----
TOTAL:                    566      $205,305,099     100.00%     6.064%        669        $362,730     81.61%      68.91%